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                                                                    EXHIBIT 4.9

                                    EXHIBIT A

                              CERTIFICATE OF TRUST
                                       OF
                             MFH FINANCIAL TRUST III

         THIS Certificate of Trust of MFH Financial Trust III (the "Trust") is being duly executed and filed by the undersigned, as trustees, to form a statutory trust under the Delaware Statutory Trust Act (12 Del. C. Section 3801 et seq.)(the "Act").

         1. Name. The name of the statutory trust formed hereby is MFH Financial Trust III.

         2. Delaware Trustee. The name and business address of the trustee of the Trust in the State of Delaware is Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention:
Corporate Trust Administration.

         3. Effective Date. This Certificate of Trust shall be effective upon filing.

         IN WITNESS WHEREOF, the undersigned have executed this Certificate in accordance with Section 3811(a) of the Act.

                                          WILMINGTON TRUST COMPANY

                                          By: /s/ Joann A. Rozell
                                              ----------------------------------
                                              Name: Joann A. Rozell
                                              Title: Financial Services Officer

                                          /s/ Michael L. Falcone
                                          --------------------------------------
                                          MICHAEL L. FALCONE, as Trustee

                                          /s/ William S. Harrison
                                          --------------------------------------
                                          WILLIAM S. HARRISON, as Trustee

                                          /s/ Mark K. Joseph
                                          --------------------------------------
                                          MARK K. JOSEPH, as Trustee